Subsequent Events	6 Months Ended
Mar. 31, 2026
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

18. SUBSEQUENT EVENTS

The Company passed board resolutions on March 30, 2026, approving the sale of its entire stake in a BVI holding company (which owns a Hong Kong entity, a WOFE, and six PRC amusement park subsidiaries) to Pulse Link LTD (the “Purchaser”) for approximately US$64.04 million. The Company has received an advance payment of US$32.00 million, with the remaining balance received on April 28, 2026, and the share transfer was completed in April 2026. The transaction excludes the fixed assets in Tongling, Changde, and Nanping. Prior to March 31, 2026, the Company had transferred the fixed assets in Tongling and Changde, as well as Nanping’s prepayment of RMB 160 million, to Fuzhou Golden Carnival Culture Development Co., Ltd., a newly established subsidiary of the Company on January 15, 2026. Effective after February 28, 2026, rental income from Tongling and Changde has been recorded under Fuzhou Golden Carnival Culture Development Co., Ltd.

On February 23, 2026, the Company entered into a securities purchase agreement for a private placement of 15,000,000 Class A ordinary shares at US$1.20 per share, together with warrants to purchase up to 30,000,000 Class A ordinary shares at an exercise price of US$1.20 per share. The closing occurred on April 23, 2026, after the balance sheet date, with gross proceeds of approximately US$18,000,000.

On April 9, 2026, Magic Golden Heaven Group Management Limited (“MGHGML) established another new subsidiary, Nanping Golden Carnival Culture Development Co., Ltd. (“Nanping”), in China. MGHGML holds 100% of the equity interest in Nanping.